Separate Account VA-P of
                First Allmerica Financial Life Insurance Company

                   Supplement to Prospectus dated May 1, 2002

        This Supplement supplants the Supplement dated September 6, 2002

                                      * * *
As of November 22, 2002, no new payment allocations or transfers may be made to the Sub-Account investing in the Pioneer Science & Technology VCT Portfolio (the "Portfolio").

Effective January 24, 2003, the Portfolio will cease operations. Trustees of the Portfolio approved a Plan of Liquidation for the Portfolio. This decision was based on the outlook for the Portfolio and the fact that they have not attracted enough assets to operate in a cost efficient manner. The Trustees believe it is no longer in the best interest of contract owners to operate the Portfolio. This decision has no effect on other Pioneer VisionSM VCT portfolios.

Contract owners with allocations invested in the Portfolio may transfer to any of the other investment options under the Contract at no charge. However, any funds remaining in the Portfolio after the close of business on January 24, 2002 will be transferred to the Pioneer Money Market VCT Portfolio. These funds will remain invested in the Pioneer Money Market VCT Portfolio until contract owners transfer the funds into another investment option. For more information about the other investment options under the Contract, see the Prospectus and the prospectus for the Pioneer Variable Contract Trust.

                                      * * *
The following is added as the first paragraph under the caption PAYMENTS, under DESCRIPTON OF THE CONTRACT -- THE ACCUMULATION PHASE:

Throughout this prospectus, the terms "payment(s) " and "gross payment(s)" refer solely to monies the Owner submits to the Company to be applied to the Contract. These terms do not include any Payment Credits allocated to the Contract by the Company.

                                      * * *

The second paragraph under the caption ELECTING THE ANNUITY DATE, under ANNUITIZATION - THE PAYOUT PHASE is amended in its entirety to read as follows:

If the Owner does not select an Annuity Date, the default Annuity Date will be
(a) one month before the Owner's 85th birthday (for Contracts issued prior to or on age 76) or (b) the issue date plus 10 years (for Contracts issued after age
76). In no event will the default Annuity Date be later than the latest possible Annuity Date. If there are joint owners, the age of the oldest will determine the default Annuity Date.

                                      * * *


Supplement dated November 12, 2002


FAFLIC Pioneer XtraVision